                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 3, 1999

                           EINSTEIN/NOAH BAGEL CORP.
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            (Exact name of registrant as specified in its charter)


Delaware                            0-21097                    84-1294908
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                     File No.)               Identification No.)
incorporation)


       14103 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401
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                   (Address of principal executive offices)


                                (303) 215-9300
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)

Item 5.  Other Events

         On November 3, 1999, the Company reported its results for the third quarter ended October 3, 1999. Attached to this Current Report on Form 8-K as
Exhibit 99 is a copy of the Company's related press release dated November 3, 1999.

Item 7.  Financial Statements and Exhibits

         Exhibit 99.1  Press release of the Company dated November 3, 1999.



                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    November 3, 1999

                                          EINSTEIN/NOAH BAGEL CORP.



                                          By: /s/ Paul A. Strasen
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                                             Paul A. Strasen
                                             Senior Vice President